                                                                  EXHIBIT 10.7.3

            SECOND AMENDMENT TO GUARANTY OF LEASE

      This Second Amendment to Guaranty of Lease (this "Guaranty Amendment"), dated as of February 26, 2004, is made by and between Brookdale Living Communities, Inc., a Delaware corporation (together with any entity succeeding thereto by consolidation, merger or acquisition of its assets substantially as an entirety, "Guarantor") and Ventas Realty, Limited Partnership, a Delaware limited partnership ("Initial Beneficiary").

      Guarantor executed that certain Guaranty of Lease in favor of Initial Beneficiary dated as of January 28, 2004 (the "Original Guaranty"), as amended by that certain First Amendment to Guaranty dated as of February 20, 2004 between Guarantor and Initial Beneficiary (together with the Original Guaranty, the "Guaranty"). Initial Beneficiary and certain of its affiliates (each a "Landlord" and, collectively, "Landlords") are simultaneously herewith acquiring a fee simple interest in the parcels of land described on Exhibit A, attached hereto and made a part hereof, and the improvements located on said land (each a "New Property" and, collectively, the "New Properties") and leasing the New Properties to the entities identified as Tenant on Schedule C, attached hereto and made a part hereof (each a "New Tenant" and, collectively, the "New Tenants"), pursuant to those certain leases identified on Schedule C attached hereto and made a part hereof (each a "New Lease" and, collectively, the "New Leases"). Initially capitalized terms used but not defined herein shall have the meaning ascribed to such term in the Guaranty. Landlords are unwilling to acquire the New Properties or enter into the New Leases unless Guarantor enters into this Guaranty Amendment. Guarantor directly or indirectly owns all the stock, partnership interests or membership interests, as the case may be, of each New Tenant. The acquisition by Landlords of the New Properties and the lease of the New Properties to New Tenants is of direct benefit to Guarantor. This Guaranty Amendment reasonably may be expected to benefit, directly or indirectly, Guarantor.

      NOW, THEREFORE, in consideration of $10 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor, intending to be legally bound, covenants and agrees with Initial Beneficiary as follows:

            1. Certain Amendments. Exhibit A to the Guaranty is hereby amended to include each of the New Properties identified on Exhibit A attached hereto. Schedule B to the Guaranty is hereby deleted in its entirety and replaced with Schedule B attached hereto. From and after the date hereof, the Guaranty is (a) for the benefit of all of the Landlords identified on Schedule B to the Guaranty, as amended hereby, and Ventas, Inc., a Delaware corporation (only to the extent Ventas, Inc. is liable pursuant to any guaranty made by Ventas, Inc. in connection with a mortgage loan related to any Property assumed by a Landlord in connection with the acquisition of such Property) and (b) applicable to (i) all of the Properties identified on Exhibit A to the Guaranty, as amended hereby, and (ii) all of the Tenants and Leases identified on Schedule B to the Guaranty, as amended hereby.

            2. Full Force and Effect. All other terms, conditions and covenants contained in the Guaranty remain unchanged and in full force and effect. Guarantor confirms and ratifies the terms and provisions of the Guaranty and agrees that the Guaranty remains in full force and effect as of the date hereof, and nothing contained in this Guaranty Amendment shall be construed to impair, limit or reduce the security, rights or powers that Initial Beneficiary or any other Landlord, or any of their successors, may have under the Guaranty. Guarantor further reaffirms and ratifies its obligations to be bound by and perform all of the terms of the Guaranty and any other agreements to which it and any Landlord is a party.

            3. Governing Law; Jurisdiction. This Guaranty Amendment shall be governed by and construed in accordance with the laws of the State of Illinois, other than its doctrine regarding conflicts of laws. Guarantor irrevocably submits to the personal jurisdiction of any federal or state court sitting in the State of Illinois with respect to any matter arising under this Guaranty Amendment. Guarantor consents to jurisdiction of the courts of the State of Illinois and of the Federal courts sitting in the State of Illinois, and consents to venue in the State of Illinois, and Guarantor waives any right to stay, remove, or otherwise directly or indirectly interfere with such action based on such jurisdiction.

            4. Amendments; Successors. Neither this Guaranty Amendment nor the Guaranty may be modified or amended except by a written agreement duly executed by Guarantor and Landlord. This Guaranty Amendment shall be binding upon the Guarantor and shall inure to the benefit of Landlords and their successors and assigns as permitted under the Guaranty, including, without limitation, any mortgagee of Landlord's interest in any Property. In the event any one or more of the provisions contained in this Guaranty Amendment shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Guaranty Amendment, but this Guaranty Amendment shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein. As used herein the term "New Tenant" and the term "New Tenants" includes their successors and assigns with respect to the New Leases.

            5. Counterparts. This Guaranty Amendment may be executed in two or more counterparts, including via facsimile, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, Guarantor has caused this Guaranty Amendment to be executed and its corporate seals to be hereunto affixed and attested by its officers thereunto duly authorized.

                                    BROOKDALE LIVING COMMUNITIES, INC., a
                                    Delaware corporation

                                    By: /s/ R. Stanley Young
                                        ----------------------------------------
                                        Name: R. Stanley Young
                                        Title: Executive Vice-President, Chief
                                        Financial Officer and Treasurer

                                    VENTAS REALTY, LIMITED PARTNERSHIP,
                                    a Delaware limited partnership

                                    By: Ventas, Inc., a Delaware corporation,
                                        its sole general partner

                                    By: /s/ T. Richard Riney
                                        ---------------------------------------
                                        T. Richard Riney
                                        Executive Vice President/General Counsel

                                    EXHIBIT A

                         LEGAL DESCRIPTION (KANSAS CITY)

TRACT 1:

LOT 1 and TRACT A, THE CHARTER, a subdivision in Kansas City, Jackson County, Missouri, being a part of the Southeast Quarter (SE 1/4) of Section 31, and the Southwest Quarter (SW 1/4) of Section 32, Township 48 North, Range 33 West and a part of the Northeast Quarter (NE 1/4) of Section 6 and the Northwest Quarter (NW 1/4) of Section 5, Township 47 North, Range 33 West of the Fifth Principal Meridian, according to the recorded plat thereof.

TRACT 2:

The non-exclusive easement for ingress and egress as established by the documents recorded as Document Number 97-K 32553 in Book K-3032 at Page 1334 and as Document Number 97-K 33264 in Book K-3034 at Page 1514, over the following described tract:

Commencing at the Southeast corner of the Southeast 1/4, Section 31, Township 48 North Range 33 West; thence North 87 degrees 07 minutes 16 seconds West on the Southerly line of said Southeast 1/4 for 47.65 feet to a point on the Easterly line of Cloverset Valley and the Westerly line of The Charter, subdivisions of record for the point of beginning; thence South 21 degrees 56 minutes 40 seconds East along said Easterly line 14.95 feet; thence South 68 degrees 05 minutes 29 seconds West, on the Southerly line of said Cloverset Valley, for 199.01 feet; thence Southwesterly on a curve to the right on said Southerly line, radius
264.29 feet, chord bearing South 82 degrees 23 minutes 51 seconds West an arc distance of 131.98 feet; thence North 83 degrees 17 minutes 48 seconds West on said Southerly line for 226.57 feet to the Westerly line of Lot 1, The Charter; thence North 6 degrees 42 minutes 12 seconds East for 43.00 feet; thence South 83 degrees 17 minutes 48 seconds East for 226.57 feet; thence Northeasterly on a curve to the left, radius 221.29 feet, chord bearing North 82 degrees 23 minutes 51 seconds East, an arc distance of 110.51 feet; thence North 68 degrees 05 minutes 29 seconds East for 198.98 feet to the Easterly line of Cloverset Valley; thence South 21 degrees 56 minutes 40 seconds East, along said Easterly line for 28.05 feet to the point beginning.

                                   SCHEDULE B

       PROPERTY                        LANDLORD                     TENANT                    LEASE DOCUMENT
------------------------        ----------------------       -----------------------     -------------------------
Grand Court Adrian,             Ventas Realty, Limited       BLC Adrian-GC, LLC          Master Lease Agreement
Adrian, Michigan                Partnership                                              by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

Grand Court Albuquerque,        Ventas Realty, Limited       BLC Albuquerque-GC, LLC     Master Lease Agreement
Albuquerque, New Mexico         Partnership                                              by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

Grand Court Bristol,            Ventas Realty, Limited       BLC Bristol-GC, LLC         Master Lease Agreement
Bristol, Virginia               Partnership                                              by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

Grand Court Dayton,             Ventas Realty, Limited       BLC Dayton-GC, LLC          Master Lease Agreement
Dayton, Ohio                    Partnership                                              by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

       PROPERTY                        LANDLORD                     TENANT                    LEASE DOCUMENT
------------------------        ----------------------       -----------------------     -------------------------
Grand Court Fort Myers,         Ventas Realty, Limited       BLC Fort Myers-GC,          Master Lease Agreement
Fort Myers, Florida             Partnership                  LLC                         by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

Grand Court Kansas City I,      Ventas Kansas City I,        BLC Kansas City-GC,         Lease Agreement by
LLC                             LLC                          LLC                         Ventas Kansas City I,
                                                                                         LLC and BLC Kansas
                                                                                         City-GC, LLC

Grand Court Tavares,            Ventas Realty, Limited       BLC Tavares-GC, LLC         Master Lease Agreement
Tavares, Florida                Partnership                                              by Ventas Realty, Limited
                                                                                         Partnership and BLC
                                                                                         Adrian-GC, LLC; BLC
                                                                                         Albuquerque-GC, LLC;
                                                                                         BLC Bristol-GC, LLC;
                                                                                         BLC Dayton-GC, LLC;
                                                                                         BLC Fort Myers-GC,
                                                                                         LLC; BLC Las Vegas-
                                                                                         GC, LLC; and BLC
                                                                                         Tavares-GC, LLC

                                   SCHEDULE C

       PROPERTY                        LANDLORD                     TENANT                    LEASE DOCUMENT
------------------------        ----------------------       -----------------------     -------------------------
Grand Court Kansas City         Ventas Kansas City I,        BLC Kansas City-GC, LLC     Lease Agreement by
I, LLC                          LLC                                                      Ventas Kansas City I, LLC
                                                                                         and BLC Kansas City-GC,
                                                                                         LLC